                                                                   EXHIBIT 10.27

                          VIKING OFFICE PRODUCTS, INC.
                        1997 INCENTIVE STOCK OPTION PLAN


          1.  PURPOSE.  This Viking Office Products, Inc., 1997 Incentive Stock
              -------
Option Plan (the "Plan") is intended to allow designated employees, executive officers and other corporate and divisional officers (all of whom are sometimes collectively referred to herein as "Employees") of Viking Office Products, Inc., a California corporation ("Viking"), and Subsidiaries which it may have from time to time (Viking and such Subsidiaries being together referred to herein as the "Company") to receive certain options under the Plan ("Stock Options") to purchase Viking's common stock ("Common Stock") as herein provided.
"Subsidiary" shall mean each corporation which is a "subsidiary corporation" of Viking, within the definition contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to provide Employees with additional incentives to make significant and extraordinary contributions to the long-term perfor mance and growth of the Company and to attract and retain Employees of exceptional ability.

          2.  ADMINISTRATION.
              --------------

              2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of Viking (the "Board"). Each member of the Committee shall be a "Non-Employee Director" as that term is defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of Viking's Bylaws and of California law applicable to the Board, except as otherwise provided herein or determined by the Board.

              2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to approve the Employees nominated by the management of the Company to be granted Stock Options; to determine the number of Stock Options to be granted to an Employee; to determine the time or times at which Stock Options shall be granted; to establish the terms and conditions upon which Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Stock Options; to specify, at the time of grant, provisions relating to the exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; to reprice Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

              2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each employee of the Company, and the estate and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

          3.  ELIGIBILITY AND PARTICIPATION.  Employees eligible under the Plan
              -----------------------------
shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options may be granted, consideration shall be given to factors such as employment position, duties and respon sibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

          4.  GRANTS.  The Committee may grant Stock Options in such amounts, at
              ------
such times, and to such Employees nominated by the management of the Company as the Committee, in its discretion, may determine; provided, however, that, subject to adjustment as provided in paragraph 11, the maximum number of shares of Common Stock for which Stock Options may be granted to any one Employee during any one calendar year shall be 200,000. Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate fair market value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or sub sidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Subject to the provisions of paragraph 11 hereof, the number of shares of Common Stock issued and issuable pursuant to the exercise of Stock Options granted hereunder shall not exceed 5,000,000; provided, however, that on the last business day of each fiscal year of the Company, commencing with the last business day of the fiscal year ending June 26, 1998, such maximum number shall be increased by a number equal to 1.30% of the number of shares of Common Stock issued and outstanding on the close of business on such day; provided, further, that in no event shall the aggregate number of shares issued and issuable pursuant to the exercise of Stock Options granted hereunder exceed 10,000,000. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

          5.  PURCHASE PRICE.  The purchase price (the "Exercise Price") of
              --------------
shares of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair Market Value") of such shares on the date of grant of such Stock Option. Notwithstanding the foregoing, the Exercise Price of Option Shares subject to an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary shall be at least equal to 110% of the Fair Market Value of such shares on the date of grant of such Stock Option. The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which Viking's shares were traded, and the method for determining the closing price shall be determined by the Committee.

          6.  OPTION PERIOD.  The Stock Option period (the "Term") shall
              -------------
commence on the date of grant of the Stock Option and shall be ten years or such shorter period as is determined by the Committee. Notwithstanding the foregoing, the Term of an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary shall not exceed five years. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform. If an Employee shall not in any period purchase all of the Option Shares which the Employee is entitled to purchase in such period, the Employee may purchase all or any part of such Option Shares at any time prior to the expiration of the Stock Option.

          7.  EXERCISE OF OPTIONS.
              -------------------

              7.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Vice President, Administration, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by paragraph
7.2. Payment may be made in cash, by cashier's or certified check or by surrender of previously owned shares of the Company's Common Stock valued pursuant to paragraph 5 (if the Committee authorizes payment in stock).

              7.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is subject to the reporting requirements of Section 16(a) of the Exchange Act (a "Section 16 Reporting Person"), the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

              7.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration State ment will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is neces sary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then, if the exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

          8.  CONTINUOUS EMPLOYMENT.  Except as provided in paragraph 10 below,
              ---------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the employ of the Company. For purposes of this paragraph 8, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three (3) months and that such Employee returns to the employ of the Company at the expiration of such leave of absence. If such Employee fails to return to the employ of the Company at the expiration of such leave of absence, such Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which such Employee is a member of the Armed Forces of the United States, provided that such Employee returns to the employ of the Company within ninety
(90) days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge. If an Employee does not return to the employ of the Company within ninety (90) days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge, such Employee's employment with the Company shall be deemed to have terminated as of the date such Employee's military service ended.

          9.  RESTRICTIONS ON TRANSFER.  Incentive stock options granted under
              ------------------------
this Plan shall be transferable only by will or the laws of descent and distribution. The Committee shall have discretion to grant non-statutory stock options that are not subject to the restrictions on transfer relating to incentive stock options contained in the preceding sentence; provided, however, that non-statutory stock options granted to a Section 16 Reporting Person shall be subject to such restrictions on transfer as may be required to qualify for the exemption provided for in Rule 16b-3 or otherwise imposed by the Committee in its sole and absolute discretion. No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option shall be exercisable during an Employee's lifetime only by such Employee and, in the case of non-statutory stock options, such Employee's permitted transferees.

          10. TERMINATION OF EMPLOYMENT.
              -------------------------

              10.1 Subject to the discretion of the Committee with respect to non-statutory Stock Options, upon termination of an Employee's employment with the Company by reason of death, all outstanding Stock Options to the extent exercisable on the date of death of the Employee shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time prior to expiration at the end of the fixed term thereof. Upon termination of an Employee's employment with the Company by reason of Disability, all outstanding Stock Options to the extent exercisable on the date of termination of employment may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of twelve months following termination of the Employee's employment. Unless otherwise provided by the Committee, all Stock Options to the extent not presently exercisable by such Employee at the date of death or termination of employment by reason of Disability shall terminate as of the date of death or such termination of employment and shall not be exercisable thereafter.

               10.2 Subject to the discretion of the Committee with respect to non-statutory Stock Options, upon the termination of the Employee's employment with the Company for any reason other than the reasons set forth in paragraph
10.1 hereof, the Stock Option may be exercised during the period of three months following the date of such termination of employment, but only to the extent that such Stock Option was outstanding and exercisable on such date of termination of employment. Unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

               10.3 For purposes of this Plan, "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of such Employee's employment with the Company, which disability shall be determined: (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

          11.  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.
               -----------------------------------------

               11.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price) and the maximum number of Stock Options that may be granted under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of two and one-half percent (2.5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Employee shall receive the number and class of shares such Employee would have received had such Employee been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company.

               11.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which Viking is not the surviving corporation or in which Viking survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders of more than ten percent (10%) of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares then remaining, as if the Employee had been the owner of such Option Shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

               11.3 In the sole discretion of the Committee, Stock Options may include provisions, on terms (which need not be uniform) authorized by the Committee in its sole discretion, that accelerate the Employees' rights to exercise Stock Options upon a "Change in Control" (as defined by the Committee in its sole discretion) of the Company.

          12.  WITHHOLDING TAXES.  The Company shall have the right at the time
               -----------------
of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability.
The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Employee to tender a cash payment to the Company, (ii) by withholding from the Employee's salary, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 5) as of the date the withholding tax obligation arises that is equal to the Employee's Tax Liability or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above upon satisfaction of such additional conditions as the Committee shall deem in its sole and absolute discretion as appropriate in order for such withholding of Option Shares to qualify for the exemption provided for in
Section 16b-3 of the Exchange Act.

          13.  RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS.  Stock Options
               --------------------------------------------
granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

          14.  AMENDMENTS AND TERMINATION.  The Board of Directors may at any
               --------------------------
time suspend, amend or terminate this Plan. No amendment or modification of this Plan may be adopted, except subject to shareholder approval, which would materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 11 hereof) or change the designation of Employees eligible to receive incentive stock options under the Plan.

          15.  SUCCESSORS IN INTEREST.  The provisions of this Plan and the
               ----------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of Employees.

          16.  OTHER DOCUMENTS.  All documents prepared, executed or delivered
               ---------------
in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail. All Stock Options shall be evidenced by written agreements executed by the Company and the Employees to whom the Stock Options have been granted.

          17.  NO OBLIGATION TO CONTINUE EMPLOYMENT.  This Plan and grants
               ------------------------------------
hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

          18.  MISCONDUCT OF AN EMPLOYEE.  Notwithstanding any other provision
               -------------------------
of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, such Employee shall forfeit all rights and benefits under this Plan.

          19.  TERM OF PLAN.  This Plan was adopted by the Board effective July
               ------------
10, 1997.  No Stock Options may be granted under this Plan after July 9, 2007.

          20.  GOVERNING LAW.  This Plan shall be construed in accordance with,
               -------------
and governed by, the laws of the State of California.

          21.  SHAREHOLDER APPROVAL.  No Stock Option shall be exercisable
               --------------------
unless and until the shareholders of the Company have approved this Plan and all other legal requirements have been fully complied with.

          22.  PRIVILEGES OF STOCK OWNERSHIP.  The holder of a Stock Option
               -----------------------------
shall not be entitled to the privileges of stock ownership as to any shares of the Company common stock not actually issued to such holder.

          IN WITNESS WHEREOF, this Plan has been executed effective as of the 10th day of July, 1997.

                                     VIKING OFFICE PRODUCTS, INC.



                                     By
                                       ----------------------------------------
                                       Irwin Helford, Chairman of the Board